EXHIBIT 10.3

Form of Lock-Up Agreement

November 14, 2024

D. Boral Capital LLC

590 Madison Avenue, 39th Floor

New York, NY 10022 Ladies and Gentlemen:

The undersigned, a holder of securities of 374Water Inc., a corporation incorporated under the laws of Delaware (the “Company”), understands that you are the placement agent (the “Placement Agent”) named in the placement agency agreement (the “Placement Agency Agreement”) entered into between the Placement Agent and the Company, providing for the placement (the “Placement”) of securities of the Company (the “Securities”) pursuant to a registration statement and related prospectuses and supplements thereto filed or to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the Placement Agent’s agreement to proceed with the Placement of the Securities, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby agrees, for the benefit of the Company and the Placement Agent that, without the prior written consent of the Placement Agent, the undersigned will not, during the period specified in the following paragraph (the “Lock-Up Period”), directly or indirectly, unless otherwise provided herein, (a) offer, sell, agree to offer or sell, solicit offers to purchase, convert, exercise, exchange, grant any call option or purchase any put option with respect to, pledge, encumber, assign, borrow or otherwise dispose of or transfer (each a “Transfer”) any Relevant Security (as defined below) or otherwise publicly disclose the intention to do so, or (b) establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations thereunder) with respect to any Relevant Security or otherwise enter into any swap, derivative or other transaction or arrangement that Transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by the delivery of Relevant Securities, other securities, cash or other consideration, or otherwise publicly disclose the intention to do so. As used herein, the term “Relevant Security” means any common stock, par value $0.001 per share, of the Company (“Share”), warrant to purchase Shares or any other security of the Company or any other entity that is convertible into, or exercisable or exchangeable for, Shares or any other equity security of the Company, in each case owned beneficially or otherwise by the undersigned on the date set forth on the front cover of the final prospectus supplement used in connection with the Placement of the Securities (the “Effective Date”) or acquired by the undersigned during the Lock-Up Period, including, for the avoidance of doubt, any Relevant Security acquired by the Undersigned in the Placement.

The Lock-Up Period will commence on the date of this Lock-up Agreement and continue and include the date that is three (3) months after the closing of the Placement.

In addition, the undersigned further agrees that, without the prior written consent of the Placement Agent, during the Lock-Up Period the undersigned will not: (i) file or participate in the filing with the SEC of any registration statement or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document, in each case with respect to any proposed offering or sale of a Relevant Security except as required by the terms of the Placement Agency Agreement, the Securities Purchase Agreement and the Securities subject to the Placement, or (ii) exercise any rights the undersigned may have to require registration with the SEC of any proposed offering or sale of a Relevant Security.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record owner and the transfer of which would be a violation of this Lock-Up Agreement and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record owner, agrees that during the Lock-Up Period it will cause the record owner to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities to the extent such transfer would be a violation of this Lock-Up Agreement.

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Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Relevant Securities:

(i)	as a bona fide gift or gifts,

(ii)	to any trust for the direct or indirect benefit of the undersigned or a member of members of the immediate family of the undersigned,

(iii)

if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, (2) to limited partners, limited liability company members or stockholders of the undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement,

(iv)	if the undersigned is a trust, to the beneficiary of such trust,

(v)	by testate or intestate succession,

(vi)	to a charity or educational institution,

(vii)

upon a vesting event of the Company’s securities or upon the exercise of options to purchase the Company’s securities, in each case on a “cashless” or “net exercise” basis or to cover tax obligations of the undersigned in connection with the receipt by the undersigned from the Company of Shares upon the vesting of restricted stock awards or stock units or upon the exercise of options to purchase the Company’s Shares issued under an equity incentive plan of the Company or an employment arrangement or the transfer of Shares or any securities convertible into Shares to the Company, but only to the extent such right expires during the Lock-up Period, and

(viii)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement.

provided, that (A) such transfer shall not involve a disposition for value, (B) the transferee agrees in writing with the Placement Agent and the Company to be bound by the terms of this Lock-Up Agreement, and (C) such transfer would not require any filing under Section 16(a) of the Exchange Act and no such filing is voluntarily made. Moreover, the undersigned shall be permitted to establish a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Relevant Securities, provided that (i) such plan does not provide for the transfer of Relevant Securities during the Lock-Up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by or on behalf of the undersigned or the Company regarding the establishment of such plan, such public announcement or filing shall include a statement to the effect that no transfer of Relevant Securities may be made under such plan during the Lock-Up Period.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date of this Lock-Up Agreement.

The undersigned understands that, if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

The undersigned, whether or not participating in the Placement, understands that the Placement Agent is proceeding with the Placement in reliance upon this Lock-Up Agreement.

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This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

Very truly yours,

(Name - Please Print)

(Signature)

(Name of Signatory, in the case of entities - Please Print)

(Title of Signatory, in the case of entities - Please Print)

Address:

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